Exhibit 99.2

CLARUS CORPORATION

Financial Statements of the eProcurement, Sourcing, and Settlement

Product Lines of Clarus Corporation Acquired by Epicor Software Corporation

September 30, 2002 and December 31, 2001

(With Independent Auditors’ Report Thereon)

Independent Auditors’ Report

The Board of Directors

Clarus Corporation:

We have audited the accompanying statements of assets acquired and liabilities assumed as of September 30, 2002 and December 31, 2001 of the eProcurement, Sourcing, and Settlement product lines of Clarus Corporation (the Company) acquired by Epicor Software Corporation (collectively, the Product Lines), and the related statements of direct revenue and expenses of the eProcurement, Sourcing, and Settlement product lines of Clarus Corporation acquired by Epicor Software Corporation for the nine-month period ended September 30, 2002 and the year ended December 31, 2001. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying financial statements have been prepared using the basis of presentation described in note 1 to the financial statements. The presentation is not intended to be a complete presentation of assets, liabilities, revenue, and expenses of the Product Lines.

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets acquired and the liabilities assumed as of September 30, 2002 and December 31, 2001 of the eProcurement, Sourcing, and Settlement product lines of Clarus Corporation acquired by Epicor Software Corporation, and the direct revenue and expenses of the Product Lines for the nine-month period ended September 30, 2002 and the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

/s/    KPMG LLP

Atlanta, Georgia

February 14, 2003

CLARUS CORPORATION

Statements of Assets Acquired and Liabilities Assumed of the eProcurement, Sourcing, and

Settlement Product Lines of Clarus Corporation Acquired by Epicor Software Corporation

September 30, 2002 and December 31, 2001

	September 30, 2002	December 31, 2001
Assets Acquired
Current assets:
Prepaid expenses	$151,282	176,787

Total current assets	151,282	176,787
Property and equipment, net	681,816	1,138,317
Intangible assets, net of accumulated amortization of $1,092,569 at December 31, 2001	—	3,513,431

Total assets acquired	$833,098	4,828,535

Liabilities Assumed
Current liabilities:
Deferred revenue	$478,230	708,186

Total liabilities assumed	$478,230	708,186

See accompanying notes to financial statements.

CLARUS CORPORATION

Statements of Direct Revenue and Expenses of the eProcurement, Sourcing, and

Settlement Product Lines of Clarus Corporation Acquired by Epicor Software Corporation

Nine-month Period ended September 30, 2002 and Year ended December 31, 2001

	Nine-month period ended September 30, 2002	Year ended December 31, 2001
Direct revenue:
License fees	$803,734	4,382,310
Service fees	2,701,293	4,245,931

Total revenue	3,505,027	8,628,241

Direct expenses:
Cost of revenue:
License fees	19,760	162,666
Service fees	2,226,392	5,749,971

Total cost of revenue	2,246,152	5,912,637
Sales and marketing	3,727,885	15,038,674
Research and development	2,815,612	8,255,706
Depreciation and amortization on property and equipment	517,326	579,253
Amortization and impairment charges related to intangible assets	3,513,431	681,167

Total direct expenses	12,820,406	30,467,437

Excess of direct expenses over direct revenue	$(9,315,379)	(21,839,196)

See accompanying notes to financial statements.

CLARUS CORPORATION

Notes to Financial Statements of the eProcurement, Sourcing, and Settlement

Product Lines of Clarus Corporation Acquired by Epicor Software Corporation

September 30, 2002 and December 31, 2001

(1) Basis of Presentation

Clarus Corporation, a Delaware corporation, and its subsidiaries (Clarus or the Company) historically developed, marketed, and supported internet-based business-to-business electronic commerce solutions that automated the procurement and management of operating resources. The Company also provided implementation and customer support services as part of its complete procurement solutions.

Clarus and Epicor Software Corporation (Epicor) entered into an Asset Purchase Agreement (the Agreement) on October 17, 2002 pursuant to which Epicor agreed to acquire certain of Clarus’ assets and assume certain liabilities and customer and employee relationships related to the eProcurement, Sourcing, and Settlement product lines of Clarus. The closing of the transaction occurred on December 6, 2002.

The accompanying financial statements present the historical balances of the assets acquired and liabilities assumed and the direct revenue and expenses of the eProcurement, Sourcing, and Settlement product lines of Clarus acquired by Epicor. As the product lines had never been operated as a separate business entity but rather as an integral part of the Company’s business-to-business electronic commerce solutions business, complete historical financial statements are not presented; therefore, the financial statements do not include such items as cash, accounts receivable, accounts payable, accrued expenses, and equity. Additionally, the statements of direct revenue and expenses exclude any allocation of overhead, goodwill amortization and impairment, restructuring charges, bad debt expense, interest income, interest expense, and taxes.

Direct revenue in the accompanying financial statements includes the historical revenue related to the specific customer contracts acquired by Epicor. Certain customer contracts in the eProcurement, Sourcing and Settlement product lines were not acquired by Epicor, and the revenue related to those contracts has been excluded from the accompanying financial statements. Certain of the Company’s software arrangements include elements from the product lines acquired by Epicor and from other Clarus product lines. In these circumstances, revenue was allocated between the product lines acquired by Epicor and the other Clarus product lines by applying the overall discount from the Company’s list price embedded in the contract to each element within the contract.

Direct expenses in the accompanying financial statements include: (1) all cost of revenue, sales and marketing, and research and development expenses that are directly attributable to the product lines acquired by Epicor and (2) an allocation of direct expenses that relate to all product lines of the Company. Cost of revenue for license fees was allocated based on the percentage of license fee revenue earned from the product lines acquired by Epicor compared to the Company’s total license fee revenue. Cost of revenue for service fees was allocated based on the percentage of service fee revenue earned from the product lines acquired by Epicor compared to the Company’s total service fee revenue. Sales and marketing expense was allocated based on the total revenue of the product lines acquired by Epicor compared to the total revenue of the Company. Research and development expenses were allocated based on the time spent on research and development activities related to the product lines acquired by Epicor as a percentage of total time spent on research and development activities at the Company.

The Company’s management believed these allocations to be reasonable under the circumstances. However, no assurance can be given that such allocations will be indicative of future results.

(Continued)

CLARUS CORPORATION

Notes to Financial Statements of the eProcurement, Sourcing, and Settlement

Product Lines of Clarus Corporation Acquired by Epicor Software Corporation

September 30, 2002 and December 31, 2001

Depreciation and amortization of property and equipment and identified intangible assets is calculated based on the estimated useful lives of the specific assets acquired, and thus is not subject to allocation.

(2)    Summary of Significant Accounting Policies

(a)	Revenue

The Company’s revenue consists of license fees and services fees. License fees are generated from the licensing of the Company’s products. Services fees are generated from consulting, implementation, training, content aggregation, and maintenance support services.

Revenue from software licensing and services fees is recognized in accordance with Statement of Position (SOP) 97-2, Software Revenue Recognition, as amended by SOP 98-9, Software Revenue Recognition with Respect to Certain Transactions and related interpretations. The Company recognizes software license revenue when: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the fee is fixed or determinable; and (4) collectibility is probable.

SOP 97-2 generally requires revenue earned on software arrangements involving multiple elements to be allocated to each element based on the relative fair values of the elements. The fair value of an element must be based on evidence that is specific to the vendor. License fee revenue allocated to software products generally is recognized upon delivery of the products or deferred and recognized in future periods to the extent that an arrangement includes one or more elements to be delivered at a future date and for which fair values have not been established. Revenue allocated to maintenance is recognized ratably over the maintenance term and revenue allocated to training and other service elements is recognized as the services are performed.

Under SOP 98-9, if evidence of fair value does not exist for all elements of a license agreement and postcontract customer support is the only undelivered element, then all revenue for the license arrangement is recognized ratably over the term of the agreement as license revenue. If evidence of fair value of all undelivered elements exists but evidence does not exist for one or more delivered elements, then revenue is recognized using the residual method. Under the residual method, the fair value of the undelivered elements is deferred and the remaining portion of the arrangement fee is recognized as revenue. The Company uses the residual method since it does not have fair value of the license fees.

The Financial Accounting Standards Board released Staff Announcement Topic D-103, Income Statement Characterization of Reimbursements Received for “Out-of-Pocket” Expenses Incurred, stating that the Staff believes that reimbursements received for out-of-pocket expenses should be characterized as revenue. Total billings for out-of-pocket expenses of $146,645 and $186,652 in 2002 and 2001, respectively, have been included in direct revenues from service fees and the related out-of-pocket expenses have been included in cost of revenue for service fees revenue in the accompanying financial statements.

(b)	Prepaid Expenses

Prepaid expenses include prepaid royalties and prepaid support related to licensed products used in research and development.

(Continued)

CLARUS CORPORATION

Notes to Financial Statements of the eProcurement, Sourcing, and Settlement

Product Lines of Clarus Corporation Acquired by Epicor Software Corporation

September 30, 2002 and December 31, 2001

(c)	Property and Equipment

Property and equipment consists of computer equipment and purchased internal-use software less accumulated depreciation and amortization. These assets are depreciated and amortized using the straight-line method over their estimated useful lives ranging from two to five years.

Property and equipment are summarized as follows:

	September 30, 2002	December 31, 2001
Computer equipment	$1,619,937	1,605,661
Software	407,678	361,129

	2,027,615	1,966,790
Less accumulated depreciation and amortization	(1,345,799)	(828,473)

	$681,816	1,138,317

(d)	Intangible Assets

At September 30, 2002 and December 31, 2001, identified intangible assets related to developed technologies were $-0- and $3,513,431, respectively. These intangible assets were amortized using the straight-line method over their estimated useful lives ranging from three to eight years. Amortization expense related to these intangibles amounted to $340,584 and $681,167 in 2002 and 2001, respectively.

At each balance sheet date, the Company assesses the recoverability of the intangible assets by determining whether the carrying value can be recovered through expected undiscounted future operating cash flows of the acquired asset. As a result of a change in the Company’s strategic direction during 2002, the Company determined that the intangible assets should be tested for impairment. The Company’s evaluation of the present value of future cash flows based on the change in strategic direction indicated the carrying value of the Company’s assets exceeded fair value. As a result, the Company recognized an impairment charge on intangible assets of $3,172,847 during the nine-month period ended September 30, 2002.

(Continued)

CLARUS CORPORATION

Notes to Financial Statements of the eProcurement, Sourcing, and Settlement

Product Lines of Clarus Corporation Acquired by Epicor Software Corporation

September 30, 2002 and December 31, 2001

Intangible assets are summarized as follows:

	September 30, 2002	December 31, 2001	Useful life (in years)
Developed technologies – Settlement	$—	4,100,000	8
Developed technologies – Sourcing	—	506,000	3

Total	—	4,606,000
Less accumulated amortization	—	(1,092,569)

Intangible assets, net	$—	3,513,431

(e)	Deferred Revenue

Deferred revenue shown in the financial statements represents the unrecognized portion of revenue for postcontract customer support (PCS) to be performed. Epicor is assuming the obligations of the Company under certain transferred contracts and license agreements for eProcurement, Sourcing, and Settlement products and services. Epicor will be providing PCS and future services effective with the closing date of the Agreement.

(f)	Research and Development

Research and development expenses consist primarily of personnel-related expenses and consulting fees. The Company accounts for software development costs under Statement of Financial Accounting Standards No. 86, Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed. The Company charges research and development costs related to new products or enhancements to expense as incurred until technological feasibility is established, after which the remaining costs are capitalized until the product or enhancement is available for general release to customers. The Company defines technological feasibility as the point in time at which a working model of the related product or enhancement exists. Historically, the costs incurred during the period between the achievement of technological feasibility and the point at which the product is available for general release to customers have not been material. Therefore, the Company has charged all software development costs to research and development expense for the periods presented. Research and development costs amounted to $2,815,612 for the nine-month period ended September 30, 2002 and $8,281,936 for the year ended December 31, 2001.

(g)	Use of Estimates

Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and direct revenue and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. The Company bases its estimates on historical experience and other assumptions that are believed to be reasonable under the circumstances. Actual results could differ from those estimates.

(Continued)

CLARUS CORPORATION

Notes to Financial Statements of the eProcurement, Sourcing, and Settlement

Product Lines of Clarus Corporation Acquired by Epicor Software Corporation

September 30, 2002 and December 31, 2001

(3)    Cash Flow Information

Cash flow information of the eProcurement, Sourcing, and Settlement product lines of Clarus acquired by Epicor is presented below:

	Nine-month period ended September 30, 2002	Year ended December 31, 2001
Cash flows from operating activities:
Excess of direct expenses over direct revenue	$(9,315,379)	(21,839,196)
Adjustments to reconcile excess of direct expenses over direct revenue to net cash used in operating activities:
Depreciation and amortization on property and equipment	517,326	579,253
Amortization and impairment charges related to intangible assets	3,513,431	681,167
Change in prepaid expenses	25,505	(136,626)
Change in deferred revenue	(229,956)	(163,331)

Net cash used in operating activities	(5,489,073)	(20,878,733)

Cash flows used in investing activities:
Purchases of property and equipment	(60,825)	(1,144,116)

Net cash used in investing activities	(60,825)	(1,144,116)

Cash flows provided by financing activities:
Funding provided by Clarus Corporation	5,549,898	22,022,849

Net cash provided by financing activities	5,549,898	22,022,849

Change in cash	$—	—

(5)    Significant Customers

During the nine-month period ended September 30, 2002, revenue from two customers represented approximately 12% and 11% each of total direct revenue.

During the year ended December 31, 2001, revenue from two customers represented approximately 20% each of total direct revenue.